Notes Payable	12 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
Notes Payable

6.	Notes Payable

On November 30, 2021 (the “Closing Date”), the Company entered into a Loan and Security Agreement and the Supplement to the Loan and Security Agreement and Promissory Notes (together, the “Loan Agreement”) with Avenue Venture Opportunities Fund, L.P. (“AVOPI”) and Avenue Venture Opportunities Fund II, L.P. (“AVOPII,” and together with AVOPI, “Avenue”) for growth capital loans in an aggregate commitment amount of up to $20 million (the “Loan”). On the Closing Date, $15 million of the Loan was funded (“Tranche 1”). The Loan bore interest at an annual rate equal to the greater of (a) the sum of 7.00% plus the prime rate as reported in The Wall Street Journal and (b) 10.75%. The Loan was secured by a lien upon and security interest in all of the Company’s assets, including intellectual property, subject to agreed exceptions. The Loan was paid in full on its maturity date of December 1, 2024 along with a final payment equal to 4.25% of the Loan commitment amount, or $850,000, the (“Loan Premium”) and the lien upon and security interest in all of the Company’s assets was released.

The Loan Agreement included a conversion option to convert up to $5.0 million of the principal amount of the Loan outstanding at the option of Avenue, into shares of the Company’s Common Stock at a conversion price of $698.00 per share (the “Conversion Option”).

On the Closing Date, the Company also issued to Avenue warrants to purchase 3,611 shares of Common Stock of the Company (the “Avenue Warrants”) at an exercise price per share equal to $582.00. The Avenue Warrants are exercisable until November 30, 2026.

The amount of the carrying value of the notes payable was determined by allocating portions of the outstanding principal of the notes, resulting in approximately $1.4 million allocated to the fair value of the Avenue Warrants, and approximately $2.2 million allocated to the fair value of the embedded Conversion Option. Accordingly, the total amount of unearned discount of approximately $3.6 million, the total direct financing cost of approximately $390,000 and the Loan Premium of $850,000 were amortized using the effective interest method over the term of the Loan.

Total interest expense associated with the Loan was approximately $312,000, which is reflected as a component of interest expense on the accompanying statements of operations and comprehensive loss for the year ended June 30, 2025. Interest expense associated with this loan was comprised of interest incurred on the outstanding principal of the loan of approximately $163,000, amortization of financing costs of approximately $12,000, amortization of the unearned discount of approximately $111,000, and the accretion of the Loan Premium of approximately $26,000.

Total interest expense for the year ended June 30, 2024 was approximately $2.9 million on the accompanying statement of operations and comprehensive loss. Interest expense was comprised of interest incurred on the outstanding principal of the loan of approximately $1.5 million, amortization of financing costs of approximately $109,000, amortization of the unearned discount of $1.0 million, and the accretion of the Loan Premium of approximately $237,000.

The following is a summary of the Notes Payable as of June 30, 2025 and 2024:

	June 30, 2025	June 30, 2024

Current portion of Notes Payable	$-	$5,000,000
Less: debt financing costs	-	(11,820)
Less: unearned discount	-	(111,212)
Plus: accretion of Loan Premium	-	824,242
Current portion of Notes Payable, net of financing costs, unearned premium and discount	$-	$5,701,210